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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 4, 2000


                             LaBranche & Co. Inc.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


    DELAWARE                     1-15251                         13-4064735
 ---------------             ----------------               -------------------
 (State or other             (Commission File                  (IRS Employer
 jurisdiction of                 Number)                    Identification No.)
 incorporation)


       ONE EXCHANGE PLAZA, NEW YORK, NY                           10006
      -------------------------------------------              ----------
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (212) 820-0400

                             Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

On February 4, 2000, LaBranche & Co., a wholly-owned subsidiary of LaBranche & Co Inc., a Delaware corporation (the "Registrant"), entered into Amendment
No. 3, dated as of February 4, 2000 (the "Amendment"), to the Credit Agreement, dated as of June 25, 1998, by and among LaBranche & Co. and The Bank of New York, as previously amended by Amendment No. 1 thereto, dated as of June 23, 1999, and Amendment No. 2 thereto, dated as of August 24, 1999. A copy of the Amendment is filed as an exhibit to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  EXHIBITS.

     10. Amendment No. 3, dated as of February 4, 2000, to the Credit Agreement, dated as of June 26, 1998, by and among LaBranche & Co. and The Bank of New York, as previously amended.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LABRANCHE & CO INC.



                                       By:  /s/  S. Lawrence Prendergast
                                           -----------------------------------
                                           S. Lawrence Prendergast
                                           Executive Vice President, Finance

Date: February 8, 2000

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                                INDEX TO EXHIBITS

Exhibit                            Description
--------   ------------------------------------------------------------------
  10. Amendment No. 3, dated as of February 4, 2000, to the Credit Agreement, dated as of June 26, 1998, by and among LaBranche & Co. and The Bank of New York, as previously amended.